UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020
___________________________
Soliton, Inc.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5304 Ashbrook Drive
Houston, Texas 77081
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SOLY	The NASDAQ Stock Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2020, the Board of Directors of Soliton, Inc. (the “Company”) appointed Niquette Hunt as an independent member of the Company’s Board of Directors (the "Board"), effective on such date. Ms. Hunt was also appointed to serve on the Board’s audit committee and compensation committee. Ms. Hunt will participate in the Company’s standard compensation program for non-employee directors, including annual cash compensation of $38,000, annual compensation of $9,000 and $6,000 for serving as a member of the audit committee and compensation committee, respectively, and an initial award of a 10-year option to purchase 30,000 shares of the Company's common stock, under the Company's 2018 Stock Plan, with 4-year annual vesting and an exercise price equal the closing price of the Company's common stock on the date of the appointment.

On October 23, 2020, the Board appointed Michael K. Kaminer, M.D., as an independent member of the Board, effective on such date. Dr. Kaminer was also appointed to serve on the Board’s nominating and governance committee. Dr. Kaminer will participate in the Company’s standard compensation program for non-employee directors, including annual cash compensation of $38,000, annual compensation of $5,000 for serving as a member of the nominating and governance committee and an initial award of a 10-year option to purchase 30,000 shares of the Company's common stock, under the Company's 2018 Stock Plan, with 4-year annual vesting and an exercise price equal the closing price of the Company's common stock on the date of the appointment.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: October 26, 2020